UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 19, 2007
Centerplate, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31904	13-3870167

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 First Stamford Place, Stamford, CT	06902

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	203-975-5900

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: STATEMENT REGARDING TAX TREATMENT

Item 8.01 Other Events.
     On January 19, 2007, Centerplate, Inc. provided the Depository Trust Company and Bank of New York a statement regarding the tax treatment of the dividend portion of its cash distributions on its Income Deposit Securities through the end of 2006. A copy of such statement is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit	Description
99.1	Statement regarding Tax Treatment of Cash Payment Distributions through 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 19, 2007

Centerplate, Inc.
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO